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                              Janus Adviser Series
                      Janus Adviser Large Cap Growth Fund
                       Janus Adviser Mid Cap Growth Fund
                       Supplement dated October 19, 2007
                      to Currently Effective Prospectuses

Effective November 1, 2007, the following replaces the corresponding information in the "INVESTMENT PERSONNEL" section of the Prospectus relating to portfolio management of Janus Adviser Large Cap Growth Fund and Janus Adviser Mid Cap Growth Fund:

  JANUS ADVISER LARGE CAP GROWTH FUND

    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    Jonathan D. Coleman, CFA, is Co-Chief Investment Officer of Janus Capital. He is Co-Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Janus Adviser Mid Cap Growth Fund from February 2002 to November 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.

    Daniel Riff is Co-Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. Prior to joining Janus Capital in 2003, Mr. Riff was a strategy consultant focused on growth and innovation, working in Boston, London, and Johannesburg with consumer products, financial services, and healthcare firms. Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College, and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.

  JANUS ADVISER MID CAP GROWTH FUND

    Brian Demain, CFA, is Portfolio Manager of Janus Adviser Mid Cap Growth Fund, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Fund from September 2004 to November 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

David Corkins, the current portfolio manager for Janus Adviser Large Cap Growth Fund, will ensure a smooth transition of Janus Adviser Large Cap Growth Fund through his departure. Jonathan Coleman, the current portfolio manager for Janus Adviser Mid Cap Growth Fund, will work with Brian Demain to ensure a smooth transition of Janus Adviser Mid Cap Growth Fund. Effective November 1, 2007 references to David Corkins are deleted.

                Please retain this Supplement with your records.